SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 29, 2002


             Credit Suisse First Boston Mortgage Securities Corp.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      333-77054              13-3320910
-------------------------------       ------------      -----------------------
(State or Other Jurisdiction of       (Commission       (I.R.S. Employer
       Incorporation)                 File Number)      Identification No.)



                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------



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Item 5.  Other Events.
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Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Credit Suisse First Boston Mortgage Securities Corp., CSFB ABS Trust 2002-HE16, CSFB Mortgage Pass-Through Certificates, Series 2002-HE16 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

                  In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1

         The consolidated financial statements of Financial Security Assurance Inc. ("FSA") and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the fiscal year ended December 31, 2001 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheets, statements of operations and comprehensive income, and statements of cash flows of FSA and subsidiaries for the three months ended March 31, 2002 and 2001, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended March 31, 2002, are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement related to CSFB Mortgage Pass-Through Certificates, Series 2002-HE16, is attached hereto as Exhibit 23.1.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- -   ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1   Consent of PricewaterhouseCoopers LLP


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CREDIT SUISSE FIRST BOSTON MORTGAGE
                                     SECURITIES CORP.


                                By: /s/ Sharon Joseph
                                    ----------------------
                                    Name: Sharon Joseph
                                    Title: Vice President


Dated:  May 29, 2002








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Exhibit Index
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Exhibit                                                                   Page
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23.1       Consent of PricewaterhouseCoopers LLP                           6